[INVESTOR'S BANK & TRUST LETTERHEAD]

                           LSA VARIABLE SERIES TRUST
                          PROSPECTUS DATED MAY 1, 2002
                        SUPPLEMENT DATED AUGUST 9, 2002


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUB-HEADING "ADVISER TO THE AGGRESSIVE GROWTH FUND AND THE MID CAP VALUE FUND," UNDER THE HEADING "THE ADVISERS," WITHIN THE SECTION "MANAGEMENT OF THE FUNDS" BEGINNING ON PAGE 24 OF THE PROSPECTUS:

VAN KAMPEN ASSET MANAGEMENT INC., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois, 60181-5555, is the Adviser to the Aggressive Growth Fund and the Mid Cap Value Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $70 billion under management or supervision as of June 30, 2002. Van Kampen Investments' more than 50 open-end, more than 30 closed-end funds and more than 2,700 unit investment trusts are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley.

The Funds are managed by teams of portfolio managers. Gary M. Lewis and Dudley Brickhouse are the co-lead managers of the Aggressive Growth Fund. Mr. Lewis, Managing Director, has been associated with the Adviser since 1986. Mr. Brickhouse, Executive Director, has been associated with the Adviser since 1997. Janet Luby, David Walker and Matthew Hart are co-managers responsible for the day-to-day management of the Fund. Ms. Luby, Executive Director, has been associated with the Adviser since 1995. Mr. Walker, Executive Director, has been associated with the Adviser since 1990. Mr. Hart, Vice President, has been associated with the Adviser since 1997.

James A. Gilligan, Vincent E. Vizachero and James O. Roeder are the management team for the Mid Cap Value Fund. Mr. Gilligan, Managing Director, has been associated with the Adviser since 1985. Mr. Vizachero, Associate, has been associated with the Adviser since 2001. Before joining the Adviser, Mr. Vizachero attended University of Chicago Graduate School of Business from 1999 to 2001, during which time he interned at Fidelity Investments as an equity analyst. Mr. Roeder, Vice President, has been associated with the Adviser since 1999. Before joining the Adviser, Mr. Roeder was a business services and special situations analyst for Midwest Research from 1996 to 1999.